Exhibit 10.6

ELECTRONIC TRACKING AGREEMENT

WHOLE LOAN SALE AGREEMENT

THIS ELECTRONIC TRACKING AGREEMENT dated as of March 21, 2002 (this "Agreement") among Greenwich Capital Financial Products, Inc. ("Purchaser"), MERSCORP, Inc. ("Electronic Agent"), Mortgage Electronic Registration Systems, Inc. ("MERS") and E-LOAN, Inc. ("Seller").

WHEREAS, the Purchaser has agreed to purchase from the Seller, from time to time at its election, Mortgage Loans (the "Mortgage Loans") pursuant to the terms and conditions of a Mortgage Loan Purchase and Sale Agreement dated as of September 25, 1998 between the Purchaser and the Seller, as amended, supplemented or otherwise modified from time to time (the "Purchase Agreement") and a Custodial Agreement dated as of June 29, 2000 among Bankers Trust Company of California, N.A. (the "Custodian"), the Purchaser, and the Seller, as amended, supplemented or otherwise modified from time to time (the "Custodial Agreement"); and

WHEREAS, the Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreement; and

WHEREAS, the Purchaser and the Seller desire to have certain Mortgage Loans registered on the MERS® System (defined below) such that the mortgagee of record under each Mortgage (defined below) shall be identified as MERS;

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

    Definitions.

    Capitalized terms used in this Agreement shall have the meanings ascribed to them below.

    "Affected Loans" shall have the meaning assigned to such term in Section 4(b).

    "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related mortgaged property is located to effect the assignment of the Mortgage upon recordation.

    "Associated Member" shall mean a Person that has the status and rights of an Associated Member of MERS with respect to specified mortgage loans in accordance with the MERS Procedure Manual and related documents.

    "MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 3.

    "MERS Procedures Manual" shall mean the MERS Procedures Manual attached as Exhibit B hereto, as it may be amended from time to time.

    "MERS® System" shall mean the Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

    "Mortgage" shall mean a mortgage or deed of trust securing a Mortgage Note.

    "Mortgage Loan" shall mean each mortgage loan included in a Mortgage Pool, in each case secured by a Mortgage.

    "Mortgage Loan Documents" shall mean the originals of the Mortgage Notes and other documents and instruments required to be delivered to the Custodian in connection with each transaction, all pursuant to the Custodial Agreement.

    "Mortgage Note" shall mean a promissory note or other evidence of indebtedness of the obligor thereunder, representing a Mortgage Loan, and secured by the related Mortgage.

    "Mortgage Pool" shall mean a designated pool of Mortgage Loans, a 100% ownership interest in which is purchased and sold under the Purchase Agreement.

    "Mortgagor" shall mean the obligor on a Mortgage Note.

    "Notice of Termination Event" shall mean a notice from the Purchaser as described in Section 4(b) hereof.

    "Opinion of Counsel" shall mean a written opinion of counsel in form and substance reasonably acceptable to the Purchaser.

    "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

    Appointment of the Electronic Agent.
      The Purchaser and the Seller, by execution and delivery of this Agreement, each does hereby appoint MERSCORP, Inc. as agent to the Purchaser and the Seller hereunder (in such capacity, the "Electronic Agent"), subject to the terms of this Agreement, to perform the obligations of the Electronic Agent set forth herein.
      MERSCORP, Inc., by execution and delivery of this Agreement, does hereby (i) agree with the Purchaser and the Seller subject to the terms of this Agreement to perform the obligations of the Electronic Agent set forth herein, and (ii) accept its appointment as the Electronic Agent.
    Designation of MERS as Mortgagee of Record, Designation of Investor and Servicer of Record in MERS.

    The Seller has designated or shall designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record with respect to each Mortgage Loan in a Mortgage Pool, and in accordance with the MERS Procedures Manual, the Seller has designated or shall designate the Seller as the servicer or subservicer in the MERS® System for each such Mortgage Loan (each such Mortgage Loan, upon such designation by MERS, a "MERS Designated Mortgage Loan").

    Obligations of the Electronic Agent.
      The Electronic Agent shall ensure that MERS, as the mortgagee of record under each MERS Designated Mortgage Loan, shall promptly forward all properly identified notices MERS receives in such capacity to the person or persons identified in the MERS® System as the servicer or if a subservicer is identified in the MERS® System, the subservicer for such MERS Designated Mortgage Loan.
      Upon receipt of a Notice of Termination Event, which may be given at any time, in the form of Exhibit C, from the Purchaser, the Electronic Agent shall modify the investor fields and/or servicer fields to reflect the investor and/or servicer on the MERS® System as the Purchaser or the Purchaser's designee with respect to the MERS Designated Mortgage Loans identified in the Notice of Termination Event (the "Affected Loans"). Following receipt of such Notice of Termination Event, the Electronic Agent shall follow the instructions of the Purchaser with respect to the Affected Loans without the consent of the Seller or any investor, servicer or subservicer, and shall deliver to the Purchaser any documents and/or information (to the extent such documents or information are in the possession or control of the Electronic Agent) with respect to the Affected Loans requested by the Purchaser.
      Upon the Purchaser's request and instructions, and at the Seller's sole cost and expense, the Electronic Agent shall deliver to the Purchaser or the Purchaser's designee, with respect to each Affected Loan as to which a request is made, an Assignment of Mortgage from MERS, in blank, in recordable form but unrecorded; provided, however, that the Electronic Agent shall not be required to comply with the forgoing unless the costs and expenses of doing so shall be paid by the Seller or a third party.
      The Electronic Agent shall promptly notify the Purchaser if it has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance exists with respect to any of the Affected Loans. Upon the reasonable request of the Purchaser, the Electronic Agent shall review the field designated "interim fonder" and shall promptly notify the Purchaser if any Person (other than the Purchaser) is identified in the field designated "interim funder" with respect to any MERS Designated Mortgage Loan.
      In the event that (i) the Seller, the Electronic Agent or MERS shall be served by a third party with any type of levy, attachment, writ or court order with respect to any MERS Designated Mortgage Loan or (ii) a third party shall institute any court proceeding by which any MERS Designated Mortgage Loan shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the Electronic Agent shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.
      Upon the request of the Purchaser, the Electronic Agent shall run a query with respect to any and all specified fields with respect to any or all of the MERS Designated Mortgage Loans and, if requested by the Purchaser, shall change the information in such fields in accordance with the Purchaser's instructions.
      MERS, as mortgagee of record for the MERS Designated Mortgage Loans, shall take all such actions as may be required by a mortgagee in connection with servicing the MERS Designated Mortgage Loans at the request of the applicable servicer identified on the MERS® System, including, but not limited to, executing and/or recording, any modification, waiver, subordination agreement, instrument of satisfaction or cancellation, partial or full release, discharge or any other comparable instruments, at the sole cost and expense of the Seller and only if such costs and expenses are paid by the Seller or a third party; provided that MERS shall not execute any such instrument without the prior written consent of the Purchaser.
      MERS shall cause certain officers of the Purchaser to be appointed officers of MERS with respect to the MERS Designated Mortgage Loans, with the power to wield all of the powers specified in the form of corporate resolution used to appoint such officer attached hereto as Exhibit D.
      The Electronic Agent shall notify the Purchaser in writing of any changes to the MERS Procedure Manual.
    Access to Information.
      Upon the Purchaser's request, the Electronic Agent shall furnish the Purchaser or its auditors information in its possession with respect to the MERS Designated Mortgage Loans and shall permit them to inspect the Electronic Agent's and MERS' records relating to the MERS Designated Mortgage Loans at all reasonable times during regular business hours.
      The Electronic Agent shall electronically provide to the Purchaser, in its capacity as an Associated Member with respect to the MERS Designated Mortgage Loans, the reports with respect to such MERS Designated Mortgage Loans available to Associated Members from time to time, and "view only" access to additional information with respect to such MERS Designated Mortgage Loans.
    Representations of the Electronic Agent and MERS.

    The Electronic Agent and MERS hereby represent and warrant as of the date hereof that:

      each of the Electronic Agent and MERS has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;
      no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;
      this Agreement has been duly executed and delivered on behalf of the Electronic Agent and MERS and constitutes a legal, valid and binding obligation of the Electronic Agent and MERS enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).
      the Electronic Agent and MERS will maintain at all times insurance policies for fidelity and errors and omissions in amounts of at least three million dollars ($3,000,000) and five million dollars ($5,000,000) respectively, and a certificate and policy of the insurer shall be furnished to the Purchaser upon request and shall contain a statement of the insurer that such insurance will not be terminated prior to 30 days' written notice to the Purchaser.
    Covenants of MERS.
      MERS shall (a) not incur any indebtedness other than in the ordinary course of its business, (b) not engage in any dissolution, liquidation, consolidation, merger or sale of assets, (c) not engage in any business activity in which it is not currently engaged, (d) not take any action that might cause MERS to become insolvent, (e) not form, or cause to be formed, any subsidiaries, (f) maintain books and records separate from any other person or entity, (g) maintain its bank accounts separate from any other person or entity, (h) not commingle its assets with those of any other person or entity and hold all of its assets in its own name, (i) conduct its own business in its own name, (j) pay its own liabilities and expenses only out of its own funds, (k) observe all corporate formalities, (l) enter into transactions with affiliates only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an affiliate, (m) pay the salaries of its own employees from its own funds, (n) maintain a sufficient number of employees in light of its contemplated business operations, (o) not guarantee or become obligated for the debts of any other entity or person, (p) not hold out its credit as being available to satisfy the obligation of any other person or entity, (q) not acquire the obligations or securities of its affiliates or owners, including partners, members or shareholders, as appropriate, (r) not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity (except for cash and investment-grade securities), (s) allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of any affiliate, (t) use separate stationery, invoices, and checks bearing its own name, (u) not pledge its assets for the benefit of any other person or entity, (v) hold itself out as a separate identity, (w) correct any known misunderstanding regarding its separate identity, (x) not identify itself as a division of any other person or entity, and (y) maintain adequate capital in light of its contemplated business operations.
      MERS agrees that in no event shall the status of MERS as mortgagee of record with respect to any MERS Designated Mortgage Loan confer upon MERS any rights or obligations as an owner of or secured party with respect to any MERS Designated Mortgage Loan or the servicing rights related thereto, and MERS will not exercise such rights unless directed to do so by the Purchaser.
      The Electronic Agent and MERS agree to provide written notice to Purchaser of any litigation, threatened litigation or potential dispute in which the validity or legality of this Agreement or any term hereof is questioned or challenged.
    Covenants of Seller.
      The Seller covenants that the Seller is a member of MERS in good standing.
      The Seller covenants and agrees with the Purchaser that with respect to each MERS Designated Mortgage Loan, it will not identify any party except Purchaser in the field "interim funder" or "warehouse/gestation lender" on the MERS® System without the prior written consent of the Purchaser.
      Seller will provide the Purchaser with MERS Identification Numbers for each MERS Designated Mortgage Loan sold to the Purchaser for which MERS is the mortgagee of record.
    No Adverse Interest of the Electronic Agent or MERS.

    By execution of this Agreement, the Electronic Agent and MERS each represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any MERS Designated Mortgage Loan. The MERS Designated Mortgage Loans shall not be subject to any security interest, lien or right to set-off by the Electronic Agent, MERS, or any third party claiming through the Electronic Agent or MERS, and neither the Electronic Agent nor MERS shall pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the MERS Designated Mortgage Loans.

    Indemnification of the Purchaser.

    The Electronic Agent agrees to indemnify and hold the Purchaser and its designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorneys' fees, that the Purchaser may sustain arising out of any breach by the Electronic Agent of this Agreement, the Electronic Agent's negligence, bad faith or willful misconduct, its failure to comply with the Purchaser's instructions hereunder or to the extent caused by delays or failures arising out of the inability of the Purchaser or the Electronic Agent to access information on the MERS® System. The foregoing indemnification shall survive any termination or assignment of this Agreement.

    Reliance of the Electronic Agent.
      In the absence of bad faith on the part of the Electronic Agent, the Electronic Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate or other document furnished to the Electronic Agent, reasonably believed by the Electronic Agent to be genuine and to have been signed or presented by the proper party or parties listed on Exhibit A and conforming to the requirements of this Agreement.
      Notwithstanding any contrary information which may be delivered to the Electronic Agent by the Seller, the Electronic Agent may conclusively rely on any information or Notice of Servicing Termination Event delivered by the Purchaser, and the Seller shall indemnify and hold the Electronic Agent harmless for any and all claims asserted against it for any actions taken in good faith by the Electronic Agent in connection with the delivery of such information or Notice of Servicing Termination Event.
    Fees.

    It is understood that the Electronic Agent or its successor will charge such fees and expenses for its services hereunder as set forth in a separate agreement between the Electronic Agent and the Seller. The Electronic Agent shall give prompt written notice to the Purchaser of any disciplinary action instituted with respect to the Seller's failure to pay any fees required in connection with its use of the MERS® System, and will give written notice at least thirty (30) days prior to any revocation of the Seller's membership in the MERS® System.

    Resignation of the Electronic Agent; Termination.

    (c) The Purchaser has entered into this Agreement with the Electronic Agent and MERS in reliance upon the independent status of the Electronic Agent and MERS, and the representations as to the adequacy of their facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Neither the Electronic Agent nor MERS shall assign this Agreement or the responsibilities hereunder or delegate their rights or duties hereunder (except as expressly disclosed in writing to, and approved by, the Purchaser) or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without (a) providing the Purchaser with at least 60 days' prior written notice thereof and (b) receiving the written consent of the Purchaser.

    (d) Neither the Electronic Agent nor MERS shall resign from the obligations and duties hereby imposed on them except by mutual consent of the Electronic Agent, MERS and the Purchaser, or upon the determination that the duties of the Electronic Agent and MERS hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Electronic Agent and MERS. Any such determination permitting the resignation of the Electronic Agent and MERS shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until the Electronic Agent and MERS have delivered to the Purchaser all of the Assignments of Mortgage, in blank, in recordable form but unrecorded for each MERS Designated Mortgage Loan identified by the Purchaser as owned by the Purchaser.

    Removal of the Electronic Agent.

    (e) The Purchaser, with or without cause, may remove and discharge the Electronic Agent and MERS from the performance of its duties under this Agreement with respect to some or all of the MERS Designated Mortgage Loans by written notice from the Purchaser to the Electronic Agent and the Seller.

    (f) In the event of termination of this Agreement, at the Seller's sole cost and expense, the Electronic Agent shall follow the instructions of the Purchaser for the disposition of the documents in its possession pursuant to this Agreement, and deliver to the Purchaser an Assignment of Mortgage, in blank, in recordable form but unrecorded for each MERS Designated Mortgage Loan identified by the Purchaser as owned by the Purchaser. Notwithstanding the foregoing, in the event that the Purchaser terminates this Agreement with respect to some, but not all, of the MERS Designated Mortgage Loans, this Agreement shall remain in full force and effect with respect to any MERS Designated Mortgage Loans for which this Agreement is not terminated hereunder. Notwithstanding any termination of this Agreement, the provisions of Sections 10 shall survive any termination.

    Notices.

    All written communications hereunder shall be delivered, via facsimile or by overnight courier, to the Electronic Agent and/or the Purchaser and/or the Seller as indicated on the signature page hereto, or at such other address as designated by such party in a written notice to the other parties. All such communications shall be deemed to have been duly given when transmitted by facsimile, or in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

    Term of Agreement.
      This Agreement shall continue to be in effect until terminated by either the Seller or the Electronic Agent sending written notice to the other parties of this Agreement at least sixty (60) days prior to said termination. This Agreement may be terminated by the Purchaser by sending at least thirty (30) days prior written notice to the other parties to this Agreement.
      Upon the termination of this Agreement by the Electronic Agent, the Electronic Agent shall, at the Electronic Agent's sole cost and expense, execute and deliver to the Purchaser or its designee an Assignment of Mortgage with respect to each MERS Designated Mortgage Loan identified by the Purchaser, in blank, in recordable form but unrecorded. In the event that this Agreement is terminated by the Purchaser without cause, the duties of the Electronic Agent in the preceding sentence shall be at the sole cost and expense of the Purchaser. In addition, the Purchaser and the Electronic Agent may, at the sole option of the Purchaser, enter into a separate agreement which shall be mutually acceptable to the parties with respect to any or all of the MERS Designated Mortgage Loans with respect to which this Agreement is terminated.
    Authorizations.

    Any of the persons whose signatures and titles appear on Exhibit A hereto are authorized, acting singly, to act for the Purchaser, the Seller or the Electronic Agent, as the case may be, under this Agreement. The parties may change the information on Exhibit A hereto from time to time but each of the parties shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

    Amendments.

    This Agreement may be amended or otherwise modified from time to time only by written agreement of the Purchaser, the Seller, the Electronic Agent, and MERS.

    Severabilitv.

    If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent required by law.

    Binding Effect.

    This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

    GOVERNING LAW; JURISDICTION.

    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    THE PURCHASER, THE SELLER, THE ELECTRONIC AGENT AND MERS EACH IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, OR IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT EXPRESSLY AND IRREVOCABLY ASSENT AND SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING.

    Waiver of Jury Trial.

    THE PURCHASER, THE SELLER, THE ELECTRONIC AGENT AND MERS EACH IRREVOCABLY AGREES TO WAIVE ITS RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING AGAINST IT ARISING OUT OF, OR RELATED IN ANY MANNER TO, THIS AGREEMENT OR ANY RELATED AGREEMENT.

    Execution.

    This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

    Cumulative Rights.

    The rights, powers and remedies of the Electronic Agent, MERS, the Seller and the Purchaser under this Agreement shall be in addition to all rights, powers and remedies given to the Electronic Agent, MERS, the Seller and the Purchaser by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Purchaser's rights in the Mortgage Loans.

    Status of Electronic Agent.

    Nothing herein contained shall be deemed or construed to create a partnership, joint venture between the parties hereto and the services of the Electronic Agent and MERS shall be rendered as independent contractors for the Purchaser and the Seller. Other than the obligations of the Electronic Agent and MERS expressly set forth herein, the Electronic Agent and MERS shall have no power or authority to act as agent for the Purchaser or the Seller pursuant to any grant of authority made under or pursuant to this Agreement.

    Most Favored Status.

The Electronic Agent and MERS each agree that should any other Person enter into an agreement similar to this Agreement which by its terms is more favorable to such other Person, the terms of this Agreement shall be deemed automatically amended to include each additional more favorable provision contained in such agreement. The Electronic Agent, MERS and the Seller further agree to (a) promptly provide to Purchaser notice of any such terms and (b) execute and deliver an amendment to this Agreement evidencing such provisions, provided that neither the failure to deliver such notice nor the execution of such amendment shall not be a precondition to the effectiveness of such amendment, but shall merely be for the convenience of the parties hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Purchaser, the Seller, the Electronic Agent and MERS have duly executed this Agreement as of the date first above written.

E-LOAN, INC.,
as Seller

By: ______________________
Name: _______________
Title: ________________

Address for Notices:
5875 Arnold Road
Dublin, CA 94568
Attention: Steve Majerus, SVP, Capital Markets
Telecopier No.: 925-556-2668
Telephone No.: 925-241-2407

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
as Purchaser

By: ______________________
Name: _______________
Title: ________________

Address for Notices:
600 Steamboat Road
Greenwich, CT 06830
Attn: Asset-Backed Operations
Telecopier No.: 203- _____________
Telephone No.: 203- _____________

With a copy to:
600 Steamboat Road
Greenwich, CT 06830
Attn: Legal Department
Telecopier No.: 203-618-2132
Telephone No.: 203-625-6072

MERSCORP, INC., as Electronic Agent

By: ______________________
Name: Dan McLaughlin
Title: Executive Vice President

Address for Notices:
1595 Spring Hill Road, Suite 310
Vienna Va, 22182
Attention: Secretary
Telecopier No.: (703) 748-0183
Telephone No.: (703) 761-1270

MORTGAGE ELECTRONIC
REGISTRATION SYSTEMS, INC.,

By: ______________________
Name: William C. Hultman
Title: Secretary/Treasurer

Address for Notices:
1595 Spring Hill Road, Suite 310
Vienna, VA 22182
Attention: Secretary
Telecopier No.: (703) 748-0183
Telephone No.: (703) 761-1270

EXHIBIT A
LIST OF AUTHORIZED PERSONS

PURCHASER AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Purchaser under this Agreement:

By: ____________________	By: ____________________	By: ____________________
Name: _________________	Name: _________________	Name: _________________
Title: __________________	Title: __________________	Title: __________________

ELECTRONIC AGENT AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Electronic Agent under this Agreement:

By: ____________________	By: ____________________	By: ____________________
Name: _________________	Name: William Hultman	Name: _________________
Title: __________________	Title: Senior Vice President	Title: __________________

MERS AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for MERS under this Agreement:

By: ____________________	By: ____________________	By: ____________________
Name: William Hultman	Name: _________________	Name: _________________
Title: Secretary/Treasurer	Title: __________________	Title: __________________

SELLER AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Seller under this Agreement:

By: ____________________	By: ____________________	By: ____________________
Name: _________________	Name: _________________	Name: _________________
Title: __________________	Title: __________________	Title: __________________

EXHIBIT B
MERS PROCEDURES MANUAL

As Appears on the MERS WebSite: http://www.mersinc.org

EXHIBIT C
NOTICE OF TERMINATION EVENT

______________ ____, ________

MERSCORP, Inc.
[Address]

Ladies and Gentlemen:

Please be advised that this Notice of Termination Event is being issued pursuant to Section 4(b) of that certain Electronic Tracking Agreement (the "Electronic Tracking Agreement"), dated as of (_____________, ___,2002], by and among Greenwich Capital Financial Products, Inc. ("Purchaser"), [____________] (the "Seller"), MERSCORP, Inc. (the "Electronic Agent") and Mortgage Electronic Registration Systems, Inc. ("MERS"). In accordance with Section 4(b) of the Electronic Tracking Agreement, demand is hereby made by the Purchaser upon the Electronic Agent to modify the investor, servicer and _________ fields on the MERS System to reflect the name of [Purchaser] [Purchaser's designee] with respect to the Affected Loans that are listed on the attached Schedule 1 (including the mortgage identification numbers). Accordingly, the Electronic Agent shall not accept instructions from the Seller, the Servicer, any subservicer or any other person party other than the Purchaser with respect to such Mortgage Loans, until otherwise notified by the Purchaser.

Any terms used herein and not otherwise defined shall have such meaning specified in the Electronic Tracking Agreement.

______________________________
By: ___________________________
Title: _________________________

EXHIBIT D

FORM OF CORPORATE RESOLUTION

Be it Resolved that the individuals listed on Schedule A attached hereto are employees of Greenwich Capital Financial Products, Inc. (the "Purchaser"), a member of Mortgage Electronic Registration Systems, Inc. ("MERS"), and are hereby appointed as assistant secretaries and vice presidents of MERS, and, as such, are authorized to:

(1) release the lien of any mortgage loan registered on the MERS System that has been purchased by the Purchaser;

(2) assign the lien of any mortgage loan registered on the MERS System that has been purchased by the Purchaser;

(3) execute any and all documents necessary to foreclose upon the property securing any mortgage loan registered on the MERS System that has been purchased by the Purchaser, including but not limited to (a) substitution of trustee on Deeds of Trust, (b) Trustee's Deeds upon sale on behalf of MERS, (c) Affidavits on Non-military Status, (d) Affidavits of Judgment, (e) Affidavits of Debt, (f) quitclaim deeds, (g) Affidavits regarding lost promissory notes, and (h) endorsements of promissory notes to VA or HUD on behalf of MERS as a required part of the claims process;

(4) take any and all actions and execute all documents necessary to protect the interest of the Purchaser, the beneficial owner of such mortgage loan, or MERS in any bankruptcy proceeding regarding a loan registered on the MERS System that has been purchased by the Purchaser, including but not limited to: (a) executing Proofs of Claim and Affidavits of Movant under 11 U.S.C. Sec. 501-502, Bankruptcy Rule 3001-3003, and applicable local bankruptcy rules, (b) entering a Notice of Appearance, (c) vote for a trustee of the estate of the debtor, (d) vote for a committee of creditors, (e) attend the meeting of creditors of the debtor, or any adjournment thereof, and vote on behalf of the Purchaser, the beneficial owner of such mortgage loan, or MERS, on any question that may be lawfully submitted before creditors in such a meeting, (f) complete, execute, and return a ballot accepting or rejection a plan, and (g) execute reaffirmation agreements;

(5) take any and all actions and execute all documents necessary to refinance, amend or modify any mortgage loan registered on the MERS System that has been purchased by the Purchaser;

(6) endorse checks made payable to Mortgage Electronic Registration System, Inc., to the Purchaser that are received by the Purchaser for payment on any mortgage loan registered on the MERS System that has been purchased by the Purchaser;

(7) take any such actions and execute such documents as may be necessary to fulfill the Purchaser's servicing obligations to the beneficial owner of such mortgage loan (including mortgage loans that are removed from the MERS System as a result of the transfer thereof to a non-member of MERS);

(8) take all or any of the foregoing actions, in circumstances in which the Purchaser has a security interest in loans registered on the MERS System, or in mortgage loans which have not yet been entered on the MERS System but name MERS as the mortgagee, upon delivery to MERS of a Notice of Default in the form of Schedule B attached hereto; and

(9) take all or any of the actions authorized by the Electronic Tracking Agreement dated ________________ among MERS, MERSCORP, Inc., the Purchaser and _____________.

I, William C. Hultman, being the Corporate Secretary of Mortgage Electronic Registration Systems, Inc., hereby certify that the foregoing is a true copy of a Resolution duly adopted by the Board of Directors of said corporation effective as of the ____ day of ___________, 2002, which is in full force and effect on this date and does not conflict with the Certificate of Incorporation By-Laws or any other agreement of said corporation.

______________________________
(Signature)

(Corporate seal)

Schedule A

List of Greenwich Employees

Schedule B

Notice of Default [Needs to be supplied by MERS]